Note 16 - Income Tax Provision 1	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Notes to Financial Statements
Income Tax Disclosure [Text Block]

16. Income Tax Provision

The Company’s provision for income taxes for interim periods is determined using its effective tax rate expected to be applied for the full year. The Company’s effective tax rate was 0.0% for the three months ended March 31, 2026, and 0.0%, respectively, for the same period in the prior year, as it maintains a full valuation allowance against its net deferred tax assets.

The Company assesses the realizability of the deferred tax assets at each reporting date. The Company continues to maintain a full valuation allowance for its net deferred tax assets. If certain substantial changes in the entity’s ownership occur, there may be an annual limitation on the amount of the carryforwards that can be utilized. The Company will continue to assess the need for a valuation allowance on its deferred tax assets.

22.	Income Tax Provision

	Year Ended December 31,
Major Components of Tax Expense/(Income)	2025	2024
	(in thousands)
Current tax expense - continuing operations	$-	$590
Current tax expense - discontinued operations		87
Actual income tax expense (benefit)	$-	$677

An explanation of the relationship between tax expense and accounting profit for continuing operations before the adoption of ASU 2023-09 for the tax year ended December 31, 2024 is as follows:

	Year Ended December 31,
	2025		2024
	(in thousands)
Accounting profit before tax		$-	$21,756
Tax at the applicable rate of 21%		-	4,569
State income taxes, net of federal benefit		-	(710)
Permanent items		-	380
Tax effect of differences in foreign tax rates		-	(4,747)
Other		-	1,311
Change in valuation allowance		-	(213)
Actual income tax expense/(benefit) - continuing operations		$-	$590
Discontinued operations	$		$87

As of December 31, 2025, the Company has adopted ASU 2023-09 prospectively. An explanation of the relationship between tax expense and accounting profit after the adoption of ASU 2023-09 for the tax year ended December 31, 2025 is as follows:

	Year Ended December 31,
	2025
	(in thousands)
US Federal Statutory Rate	$(1,362)	21.0%
State income taxes, net of federal benefit	-	0.0%

Foreign tax effects
Ireland
Debt Cancellation Income related to loan not historically deducted	(1,932)	29.8%
Differences in statutory tax rates between US and Ireland	(1,168)	18.0%
True up of DTA due to disposal of subsidiaries	456	-7.0%
Change of Valuation Allowance-Ireland	(244)	3.8%
Non taxable items due to disposal of entity	59	-0.9%
All Other foreign countries	(48)	0.7%

Non taxable or Non Deductible items
Stock issuance costs	58	-0.9%
Other equity expenses	878	-13.5%
FV change and interest of convertible notes	1,598	-24.6%
Warrant	(72)	1.1%
Uncertain Tax Positions	-	0.0%
Change in Valuation Allowance-FED	1,777	-27.4%
Actual income tax expense (benefit)	$(0)	-

The tax effects of temporary difference and carryforwards that give rise to significant portions of the net deferred tax assets were as follows:

	Year Ended December 31,
	2025	2024
	(in thousands)
Deferred tax assets:
Net operating losses	$5,645	$4,137
Stock basedd compensation	588	-
Asset basis differences	-	869
Interest expense carryforward	14	475
Total deferred tax assets	6,247	5,481
Deferred tax asset valuation allowance	(6,133)	(5,481)
Net deferred tax assets	114	-

Deferred tax liabilities:
Investment in EverOn	(114)	-
Total deferred tax liabilities	(114)	-
Net deferred taxes	$-	$-

The Company’s valuation allowance increased during 2025 by $562, primarily due to the intangible assets capitalized for book purposes related to the Company's investment in EverOn. Deferred tax assets have not been recognized in respect of these future deductible amounts as they may not be used to offset taxable profits elsewhere in the Company and there are no other tax planning opportunities or other evidence of recoverability in the near future.

Deferred tax assets have not been recognized in respect of these losses as they may not be used to offset taxable profits elsewhere in the Company and there are no other tax planning opportunities or other evidence of recoverability in the near future.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2025, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of it deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2025.

As of December 31, 2025, the Company had approximately (tax effected) $4.4 million of federal, $1.0 million of state, and $0.2 million of foreign net operating losses to offset future taxable income. If not utilized, the state net operating loss will expire in 2044. The Luxembourg net operating loss of $17 thousand will start to expire in 2040. The remaining foreign net operating loss carryovers have unlimited carryforward periods. The Company is in the process of analyzing whether any changes to its capital structure resulted in an ownership change, and whether US net operating losses would be restricted in use as a result thereof.

The ability of the Company to utilize its existing federal and state carryforwards may have been limited by Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), which imposes an annual limit on the ability of a corporation that undergoes an "ownership change" to use its tax attribute carryforwards to reduce its liability. An ownership change is generally defined as a greater than 50% increase in equity ownership by 5% shareholders in any three-year period.

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax expense. As of December 31, 2025 and 2024, the total balance of accrued interest and penalties related to uncertain tax positions was $630 and $590, respectively. The following is a reconciliation of the beginning and ending amounts of the Company’s gross unrecognized tax benefits:

	Year Ended December 31,
	2025	2024
	(in thousands)
Unrecognized tax benefits at beginning of year	590	-
Gross increases – tax positions in prior periods	$-	$360
Gross increases – tax positions in current period	-	230
Unrecognized tax benefits at end of year	$590	$590

Unrecognized tax benefits are not expected to significantly increase or decrease within the next 12 months.